Exhibit 10.27

FIRST AMENDMENT

TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of July 6, 2022 (this “Amendment”), is among BAIN CAPITAL SPECIALTY FINANCE, INC., a Delaware corporation (the “Borrower”), the LENDERS party hereto and SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and Issuing Banks party thereto and the Administrative Agent, are parties to the Senior Secured  Revolving Credit Agreement, dated as of December 24, 2021 (the “Existing Credit Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend the Existing Credit Agreement, and the Lenders party hereto and the Administrative Agent are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof; and

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.  Certain Definitions.  The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“First Amendment Effective Date” is defined in Section 4.1.

SECTION 1.2.  Other Definitions.  Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

JOINDER OF NEW LENDERS

SECTION 2.1.  New Lenders. Subject to the occurrence of the First Amendment Effective Date (as hereinafter defined), each of the parties hereto hereby agrees that each of the Lenders listed on Schedule I hereto (each, a “New Lender” and, collectively, the “New Lenders”) will (and does hereby) become a “Lender” under and for all purposes of the Credit Agreement with Commitments as set forth on Schedule I hereto and hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.  Each New Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement.

ARTICLE III

AMENDMENT TO EXISTING CREDIT AGREEMENT

SECTION 3.1.  Subject to the occurrence of the First Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement (including the Exhibits and Schedules thereto) is hereby amended in its entirety in the form of Exhibit A attached hereto.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

SECTION 4.1.  Effective Date.  This Amendment shall become effective on the date (the “First Amendment Effective Date”) when the Administrative Agent shall have received the following:

(a)from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment; and

(b)for the benefit of Administrative Agent and each of the Lenders party hereto, as applicable, fees and expenses owing by the Borrower in connection with this Amendment as of the date hereof.

ARTICLE V

MISCELLANEOUS

SECTION 5.1.  Representations.  The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) no Default has occurred and is continuing on the First Amendment Effective Date or after giving effect to this Amendment and (iii) the representations and warranties made by the Borrower contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

SECTION 5.2.  Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 5.3.  Loan Document Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

SECTION 5.4.  Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 5.5.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5.7.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower.  Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”,

“thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby.  This Amendment does not constitute a novation or termination of the Credit Agreement Obligations (as defined in the Guarantee and Security Agreement) under the Existing Credit Agreement, which remain outstanding.

SECTION 5.8.  Assignment and Reallocation of Existing Commitments and Existing Loans.

(a)On the First Amendment Effective Date, the Borrower shall (A) prepay the outstanding Loans and (B) simultaneously borrow new Loans in an amount equal to such prepayment; provided that with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender, and (y) the Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Loans of each Class are held ratably by the Lenders of such Class in accordance with each Lender’s Applicable Percentage of Commitments and portion of Loans, which, for the purposes of the Credit Agreement and each other Loan Document, will be as set forth opposite such Person’s name on Schedule 1.01(b) to the Credit Agreement, and (z) each Lender party hereto hereby agrees that no amounts shall be required to be paid to such Lender under Section 2.15 in connection with the reallocation described in this Section 5.8(a).  Concurrently therewith, the Lenders of each Class shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of such Class so that such interests are held ratably in accordance with their Applicable Percentage of Commitments of such Class.

(b)Each of the Lenders hereby acknowledges and agrees that (i) no Lender nor the Administrative Agent has made any representations or warranties or assumed any responsibility with respect to (A) any statements, warranties or representations made by any Obligor in or in connection with this Amendment, the Credit Agreement or any other Loan Document or, with respect to any Obligor, the execution, legality, validity, enforceability, genuineness or sufficiency of this Amendment, the Credit Agreement or any other Loan Document or (B) the financial condition of any Obligor or the performance by any Obligor of its obligations hereunder or under the Credit Agreement or any other Loan Document; (ii) it has received such information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (iii) it has made and continues to make its own credit decisions in taking or not taking action under the Loan Documents, independently and without reliance upon the Administrative Agent or any other Lender.

SECTION 5.9.  Reaffirmation.  Each of the Borrower, ADT BCSF Investments, LLC, BCC BCSF DCB Investments, LLC, BCSF Abracon Holding, LLC, BCSF Grammer Holdings (E), LLC, BCSF Insigneo Holdings, LLC, BCSF ServiceMaster Investments, LLC, BCSF WSP, LLC, BCSF I, LLC, BCSF Complete Financing Solution Holdco LLC and BCSF Complete Financing Solution LLC, the Administrative Agent and the Lenders (i) hereby consents to the terms of this Amendment and the Credit Agreement, (ii) solely in the case of ADT BCSF Investments, LLC, BCC BCSF DCB Investments, LLC, BCSF Abracon Holding, LLC, BCSF Grammer Holdings (E), LLC, BCSF Insigneo Holdings, LLC, BCSF ServiceMaster Investments,

LLC, BCSF WSP LLC, BCSF I, LLC, BCSF Complete Financing Solution Holdco LLC and BCSF Complete Financing Solution LLC, hereby confirms that, after giving effect to this Amendment and the transactions contemplated hereby, its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and continue to guarantee the Guaranteed Obligations as amended hereby, and (iii) hereby reaffirms, ratifies and confirms that, after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by it pursuant to, and the terms and conditions of, the Guarantee and Security Agreement remain unaltered and in full force and effect and secure the Secured Obligations as amended hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

Borrower:	BAIN CAPITAL SPECIALTY FINANCE, INC.

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT – BAIN

Administrative Agent and Lender:	SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT – BAIN

Lender:	MUFG UNION BANK, N.A

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT – BAIN

Lender:	[•]

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT – BAIN

Solely with respect to Section 5.9:

ADT BCSF INVESTMENTS, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCC BCSF DCB INVESTMENTS, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF ABRACON HOLDING, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF GRAMMER HOLDINGS (E), LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF INSIGNEO HOLDINGS, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT – BAIN

BCSF SERVICEMASTER INVESTMENTS, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF WSP, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF I, LLC

By: Bain Capital Specialty Finance, Inc., its sole member

By:
Name:
Title:

BCSF COMPLETE FINANCING SOLUTION HOLDCO LLC

By:
Name:
Title:

BCSF COMPLETE FINANCING SOLUTION LLC

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT – BAIN

Consented to and Agreed to by:

SUMITOMO MITSUI BANKING
CORPORATION,
as an Issuing Bank

By:
Name:
Title:

MUFG UNION BANK, N.A,
as an Issuing Bank

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT – BAIN

Schedule I

COMMITMENTS

Lender	Dollar Commitment	Multicurrency Commitment	Aggregate Commitment
Apple Bank for Savings	$35,000,000	$0	$35,000,000
BNP Paribas	$0	$50,000,000	$50,000,000

Exhibit A

[Attached]